EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ William H. Gray, III
                                             -----------------------------------
                                             William H. Gray, III

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ George S. Abrams
                                             -----------------------------------
                                             George S. Abrams

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ David R. Andelman
                                             -----------------------------------
                                             David R. Andelman

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ George H. Conrades
                                             -----------------------------------
                                             George H. Conrades

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Philippe P. Dauman
                                             -----------------------------------
                                             Philippe P. Dauman

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Jan Leschly
                                             -----------------------------------
                                             Jan Leschly

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ David T. McLaughlin
                                             -----------------------------------
                                             David T. McLaughlin

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Ken Miller
                                             -----------------------------------
                                             Ken Miller

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Leslie Moonves
                                             -----------------------------------
                                             Leslie Moonves

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Brent D. Redstone
                                             -----------------------------------
                                             Brent D. Redstone

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Shari Redstone
                                             -----------------------------------
                                             Shari Redstone

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Frederic V. Salerno
                                             -----------------------------------
                                             Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ William Schwartz
                                             -----------------------------------
                                             William Schwartz

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Ivan Seidenberg
                                             -----------------------------------
                                             Ivan Seidenberg

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Patty Stonesifer
                                             -----------------------------------
                                             Patty Stonesifer

                                   VIACOM INC.

                                Power of Attorney



                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., (the "Company"), hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (1) a registration statement or statements on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto, and any and all post-effective amendments to registration statements or statements on Form S-8 previously filed with the Commission, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, with respect to the Company's benefit and incentive plans, and (2) any registration statements, reports and applications relating thereto to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of December, 2000.



                                             /s/ Robert Walter
                                             -----------------------------------
                                             Robert Walter